CLOUGH FUNDS TRUST

Supplement dated March 20, 2023

to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated
February 28, 2023

On March 16, 2023, the Board of Trustees (the “Board”) of the Clough Funds Trust (the “Trust”), based upon the recommendation of Clough Capital Partners L.P. (the “Adviser”), the investment adviser to the Clough Global Long/Short Fund (the “Fund”), a series of the Trust, approved a Plan of Liquidation for the Fund (the “Plan”). Effective as of the close of business on March 20, 2023, the Fund will cease selling shares and the Adviser will begin the process of liquidating the Fund’s investments under the terms of the Plan. The Adviser anticipates that the assets of the Fund will be fully liquidated and all outstanding shares redeemed on or about April 24, 2023 (the “Liquidation Date”).

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Although the Fund will be closed to new purchases, you may continue to redeem your shares, including reinvested distributions, as provided in the section of the Prospectus entitled “Buying and Redeeming Shares.” The Liquidation date may be changed without notice to shareholders, as the liquidation of the Fund’s assets or winding up of the Fund’s affairs may take longer than expected. Any shareholders who have not redeemed their shares of the Fund prior to the Liquidation Date will have their shares redeemed automatically as of the close of business on the Liquidation Date.

As a result of the anticipated liquidation of the Fund, the Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in the Fund may not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.